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EXHIBIT 99.2


                                 NVE CORPORATION
                             ISSUED FOREIGN PATENTS

MAGNETORESISTIVE MEMORY STRUCTURE LARGE FRACTION UTILIZATION
         Patent No. 663 099                          Issued 6/23/99
         A. Pohm                                     5 Claims


MAGNETORESISTIVE STRUCTURE WITH ALLOY LAYER
         Patent No. 744,076                          Issued 7/26/00
         J. Daughton                                 10 Claims